Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated October 16, 2009
to the Prospectus and Statement of Additional Information
Dated May 1, 2009

Effective October 16, 2009, Rydex Distributors, Inc. ("Rydex Distributors") is the sole distributor to Security Income Fund (the "Fund"). The Prospectus and Statement of Additional Information are therefore supplemented to replace all references to the current distributor from Security Distributors, Inc. to Rydex Distributors. Rydex Distributors is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, and is an indirect wholly-owned subsidiary of Security Benefit Corporation.

The Statement of Additional Information is updated by adding the following paragraph to the "Distributor" section on pages 45-46.

Rydex Distributors also acts as principal underwriter for Security Equity Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund. Because Rydex Distributors did not serve as a distributor to the Fund until March 16, 2009, it had not received gross underwriting commissions, net underwriting commissions, or contingent deferred sales charges on redemptions in the fiscal years ended December 31, 2008, December 31, 2007, and December 31, 2006.

Please Retain This Supplement for Future Reference